UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1933

 January 23, 2012
Date of Report (Date of earliest event reported)

EC Development, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)

000-14039	11-2714721
(Commission File Number)	(IRS Employer Identification Number)

23 E. 9th Street, Suite 229, Shawnee, Oklahoma 74801
 (Address of principal executive offices)

(405) 273-3330
(Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events.

The Company announces that, pursuant to Section 12(g) of the Securities Exchange Act of 1934, effective January 23, 2012, being 60 days after the Company filed a registration under Form 10-12g, the registration of the class of securities comprised of common stock was deemed effective.  This registration under Section 12(g) imposes the obligation on the Company that it comply with the reporting requirements under the various securities laws and rules promulgated thereunder.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EC Development, Inc.

Dated: February 7, 2012	By:	/s/ Randy Edgerton
Randy Edgerton, Chief Financial Officer